Exhibit 23.1

                         CONSENT OF ARTHUR ANDERSEN LLP

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-75522, 333-33603 and 333-84333.



                                                     ARTHUR ANDERSEN LLP




Philadelphia, Pa.
April 14, 2000